GOODWILL AND INTANGIBLES	12 Months Ended
Sep. 30, 2025
Intangible Asset, Goodwill and Other [Abstract]
GOODWILL AND INTANGIBLES	GOODWILL AND INTANGIBLES
Goodwill at September 30, 2025 and 2024 was $191,253 and $327,864, respectively.

During the third quarter of fiscal 2025, indicators of goodwill impairment were present for the Hunter Fan reporting unit, driven by a decrease in year-to-date and forecasted sales and operating results primarily due to ongoing weak consumer demand coupled with the impact of increased tariffs disrupting historical customer ordering patterns. As such, we performed a quantitative assessment of the Hunter Fan reporting unit goodwill using both an income-based and market-based valuation approach. This impairment test resulted in a pre-tax, non-cash goodwill impairment charge of $136,612, representing the remaining goodwill of the Hunter Fan reporting unit. For the fiscal years ended September 30, 2024 and 2023, the Company performed a quantitative assessment of the Hunter Fan reporting units using both an income-based and market-based approach, which did not result in a goodwill impairment. For the Clopay reporting unit, we performed a qualitative assessment and determined that indicators that fair value was less than the carrying amount were not present in fiscal years 2025, 2024 and 2023.

Indicators of impairment were present for our Hunter Fan indefinite-lived intangible asset during the third quarter of fiscal 2025 due to the reasons discussed above. As such, we determined the fair value of Hunter Fan's indefinite-lived intangible asset by using a relief from royalty method, which estimates the value of a trademark by discounting to present value the hypothetical royalty payments that are saved by owning the asset rather than licensing it. We compared the estimated fair value to the carrying amount, resulting in a pre-tax, non-cash impairment charge of $107,000 to the carrying amount of Hunter Fan's trademark recorded in the third quarter of fiscal 2025. For the years ended September 30, 2024 and 2023, the Company performed quantitative impairment assessments of the Hunter Fan reporting unit's indefinite-lived intangible assets. The 2024 assessment indicated that no impairment charge was required. The 2023 assessment resulted in a pre-tax non-cash impairment charge of $80,000 to the gross carrying amount of Hunter Fan's reporting unit trademarks.

Griffon performed qualitative assessments for the Clopay reporting unit's indefinite-lived intangibles and determined that indicators that fair value was less than the carrying amount were not present during 2025, 2024 and 2023.
The following table provides the gross carrying value and accumulated amortization for each major class of intangible asset:

	At September 30, 2025			At September 30, 2024
	Gross Carrying Amount	Accumulated Amortization	Average Life (Years)	Gross Carrying Amount	Accumulated Amortization
Customer relationships & other	$284,984	$61,291	16	$284,957	$46,144
Technology, patents & other	7,707	4,038	3	6,415	3,207
Total amortizable intangible assets	292,691	65,329		291,372	49,351
Trademarks	136,593	—		243,593	—
Total intangible assets	$429,284	$65,329		$534,965	$49,351

We also evaluated our definite-lived intangible assets for potential impairment in connection with the goodwill impairment event noted above. The review did not result in any impairment charges related to definite-lived intangible assets.

Amortization expense for intangible assets subject to amortization was $14,581, $14,342 and $14,581 in 2025, 2024, and 2023, respectively. Amortization expense for each of the next five years and thereafter, based on current intangible balances and classifications, is estimated as follows: 2026 - $16,220; 2027 - $16,216; 2028 - $16,216; 2029 - $16,216 and 2030 - $16,216; thereafter - $146,278.